SUPPLEMENT TO THE SPARTAN(registered trademark) MUNICIPAL FUNDS' PROSPECTUS DATED OCTOBER 18, 1996
PROPOSED REORGANIZATION. The Board of Trustees of Spartan Aggressive Municipal Fund has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Spartan Aggressive Municipal Fund and Fidelity Aggressive Municipal Fund, a fund of Fidelity Municipal Trust.
The Agreement provides for transfer of substantially all of the assets and the assumption of all of the liabilities of Spartan Aggressive Municipal Fund solely in exchange for the number of shares of Fidelity Aggressive Municipal Fund equal in value to the relative net asset value of the outstanding shares of Spartan Aggressive Municipal Fund. Following such exchange, Spartan Aggressive Municipal Fund will distribute the Fidelity Aggressive Municipal Fund shares to its shareholders pro rata, in liquidation of Spartan Aggressive Municipal Fund as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization").
The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders. A Special Meeting (the "Meeting") of the Shareholders of Spartan Aggressive Municipal Fund will be held on May 9, 1997, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Spartan Aggressive Municipal Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Fidelity Aggressive Municipal Fund.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about May 30, 1997. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
In the event Spartan Aggressive Municipal Fund shareholders fail to approve the Agreement, Spartan Aggressive Municipal Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Spartan Aggressive Municipal Fund.
Effective on or about January 20, 1997, the fund will be closed to all new and subsequent purchases except for reinvestment of dividends or other distributions pending the Reorganization.